UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant's telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Kite Realty Group Trust and Kite Realty Group, L.P. on October 8, 2021 (the “Original Form 8-K”) solely to change the item number under which certain information was previously disclosed in the Original Form 8-K. Specifically, the Original Form 8-K is hereby amended and restated in its entirety to provide that the information previously disclosed under Item 8.01—Other Events to the Original Form 8-K is furnished under Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of Kite Realty Group Trust’s or Kite Realty Group, L.P.’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on July 18, 2021, Kite Realty Group Trust, a Maryland real estate investment trust (“Kite Realty”), KRG Oak, LLC, a Maryland limited liability company and a wholly owned subsidiary of Kite Realty (“Merger Sub”), and Retail Properties of America, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for federal income tax purposes (“RPAI”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Kite Realty and RPAI will combine through a merger of RPAI with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Kite Realty (the “Merger”). Immediately following the closing of the Merger, Merger Sub will merge with and into Kite Realty Group, L.P., the operating partnership of Kite Realty (“Kite Realty Operating Partnership”), so that all of the assets of Kite Realty continue to be owned at or below the Kite Realty Operating Partnership level. A definitive joint proxy statement/prospectus (the “joint proxy statement/prospectus”) was filed with the Securities and Exchange Commission (the “SEC”) by Kite Realty on September 14, 2021, in connection with, among other things, the Merger Agreement.

Certain Litigation

As previously disclosed in the joint proxy statement/prospectus, beginning on August 27, 2021, two purported RPAI stockholders filed substantially similar complaints against RPAI and the members of the RPAI board of directors (the “RPAI Board”) in the United States District Court for the Southern District of New York. One of these complaints also names Kite Realty and Merger Sub as defendants. The complaints are captioned as follows: Wang v. Retail Properties of America, Inc. et al., No. 1:21-cv-07237 (S.D.N.Y. filed August 27, 2021); and Hopkins v. Retail Properties of America, Inc. et al., No. 1:21-cv-07324 (S.D.N.Y. filed August 31, 2021). The complaints variously assert, among other things, claims under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against RPAI and the members of the RPAI Board and claims under Section 20(a) of the Exchange Act against the members of the RPAI Board (and, in one case, Kite Realty and Merger Sub) for allegedly causing a materially incomplete and misleading registration statement on Form S-4 filed on August 23, 2021 with the SEC. Among other remedies, the plaintiffs seek to enjoin the Merger. Three additional lawsuits were filed against RPAI and the members of the RPAI Board between September 14, 2021 and October 7, 2021 under the captions Callebs v. Retail Properties of America, Inc. et al., No. 1:21-cv-07593 (S.D.N.Y. filed September 10, 2021); Sheridan v. Retail Properties of America, Inc., et al., No. 1:21-cv-04066-SCJ (N.D.Ga. filed October 1, 2021); and Whitfield v. Retail Properties of America, Inc. et al., No. 2:21-cv-04390 (E.D.Pa. filed October 6, 2021), which are substantially similar to the other two complaints. Also, on September 15, 2021, a purported Kite Realty shareholder filed a complaint against Kite Realty and the members of the Kite Realty board of trustees in the United States District Court for the Eastern District of New York, captioned as follows: Gentry v. Kite Realty Group Trust et al., No. 1:21-cv-05142 (E.D.N.Y. filed September 15, 2021). The complaint asserts substantially similar claims under Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 as the other complaints against RPAI and the RPAI Board. It is possible additional lawsuits may be filed against RPAI, Kite Realty and/or their respective boards between the date of this Form 8-K and consummation of the Merger.

Kite Realty believes that the disclosures set forth in the joint proxy statement/prospectus comply fully with all applicable laws, and denies the allegations in the pending actions described above and believes they are without merit. Nevertheless, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its shareholders, Kite Realty has determined voluntarily to supplement certain disclosures in the joint proxy statement/prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the various litigation matters described above, or of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Kite Realty specifically denies all allegations in the various litigation matters that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

The following supplemental disclosures should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. The inclusion in this supplement to the joint proxy statement/prospectus of certain information should not be regarded as an indication that any of Kite Realty or its affiliates, officers, trustees or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus. For clarity, new text within restated paragraphs from the joint proxy statement/prospectus is highlighted with bold, underlined text, and deleted text within restated paragraphs from the joint proxy statement/prospectus is highlighted with ~~strikethrough text.~~

The disclosure in the section entitled “Summary—Litigation Relating to the Merger” on page 22 of the joint proxy statement/prospectus is hereby amended by:

Amending and restating the first paragraph of the above referenced section on page 22 as follows:

Beginning on August 27, 2021, two purported RPAI stockholders filed substantially similar complaints against RPAI and the members of the RPAI Board in the United States District Court for the Southern District of New York. One of these complaints also names Kite Realty and Merger Sub as defendants. The complaints variously assert, among other things, claims under Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against RPAI and the members of the RPAI Board and claims under Section 20(a) of the Exchange Act against the members of the RPAI Board (and, in one case, Kite Realty and Merger Sub) for allegedly causing a materially incomplete and misleading registration statement on Form S-4 to be filed on August 23, 2021 with the SEC. Among other remedies, the plaintiffs seek to enjoin the Merger. Three additional lawsuits were filed against RPAI and the members of the RPAI Board between September 14, 2021 and October 7, 2021, one in each of the United States District Court for the Southern District of New York, the United States District Court for the Northern District of Georgia, and the United States District Court for the Eastern District of Pennsylvania, which complaints are substantially similar to the other two complaints. Also, on September 15, 2021, a purported Kite Realty shareholder filed a complaint against Kite Realty and the members of the Kite Realty Board in the United States District Court for the Eastern District of New York. The complaint asserts substantially similar claims under Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 as the other complaints against RPAI and the RPAI Board. It is possible additional lawsuits may be filed against RPAI, Kite Realty and/or their respective boards before the consummation of the Merger.

The disclosure in the section entitled “Risk Factors” under the heading “Shareholder litigation could prevent or delay the closing of the Merger or otherwise negatively affect the business and operations of Kite Realty and RPAI” on page 32 of the joint proxy statement/prospectus is hereby amended by:

Amending and restating the first paragraph of the above referenced risk factor on page 32 as follows:

Beginning on August 27, 2021, two purported RPAI stockholders filed substantially similar complaints against RPAI and the members of the RPAI Board in the United States District Court for the Southern District of New York. One of these complaints also names Kite Realty and Merger Sub as defendants. The complaints variously assert, among other things, claims under Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against RPAI and the members of the RPAI Board and claims under Section 20(a) of the Exchange Act against the members of the RPAI Board (and, in one case, Kite Realty and Merger Sub) for allegedly causing a materially incomplete and misleading registration statement on Form S-4 to be filed on August 23, 2021 with the SEC. Among other remedies, the plaintiffs seek to enjoin the Merger. Three additional lawsuits were filed against RPAI and the members of the RPAI Board between September 14, 2021 and October 7, 2021, one in each of the United States District Court for the Southern District of New York, the United States District Court for the Northern District of Georgia, and the United States District Court for the Eastern District of Pennsylvania, which complaints are substantially similar to the other two complaints. Also, on September 15, 2021, a purported Kite Realty shareholder filed a complaint against Kite Realty and the members of the Kite Realty Board in the United States District Court for the Eastern District of New York. The complaint asserts substantially similar claims under Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 as the other complaints against RPAI and the RPAI Board. It is possible additional lawsuits may be filed against RPAI, Kite Realty and/or their respective boards before the consummation of the Merger.

The disclosure in the section entitled “The Merger—Opinion of Kite Realty’s Financial Advisor” beginning on page 73 of the joint proxy statement/prospectus is hereby amended by:

Amending and restating the second full paragraph on page 76 as follows:

The overall low to high estimated calendar year 2022 EBITDA multiples observed for the selected publicly traded companies were 15.3x to 22.7x (with an average of 17.9x and a median of 17.3x), and the overall low to high estimated calendar year 2022 FFO multiples observed for the selected publicly traded companies were 12.4x to 22.1x (with an average of 15.9x and a median of 15.6x), respectively. Estimated financial data of the selected publicly traded companies were based on the publicly available research analysts’ estimates reviewed by BofA Securities, and estimated financial data of RPAI were based on the RPAI Forecasts.

Amending and restating the third full paragraph on page 77 as follows:

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of RPAI to calculate the estimated present value of the unlevered, after-tax free cash flows that RPAI was forecasted to generate during RPAI’s fiscal years 2022 through 2026 based on the RPAI Forecasts and the projected amounts of unlevered free cash flow prepared by BofA Securities and authorized for its use by RPAI, as described below under “Certain Unaudited Prospective Financial Information – RPAI Prospective Financial Information”, in each case (i) on a stand-alone basis and (ii) inclusive of the Kite Realty Projected Synergies. BofA Securities calculated terminal values for RPAI in each case by applying terminal forward multiples of 14.0x to 18.0x to RPAI’s fiscal year 2026 estimated EBITDA, which multiple range was selected based on BofA Securities’ professional judgment and experience and after taking into consideration, among other things, the observed historical trading range of RPAI common stock from April 5, 2012, the date of the pricing of RPAI’s initial listing, through July 16, 2021 (prior to the issuance by RPAI and Kite Realty of a joint press release on July 19, 2021 announcing the execution of the Merger Agreement), as adjusted by applying a 1.5% terminal growth rate to net operating income and changes in net working capital, and a 1.0% terminal growth rate to general and administrative expenses. The cash flows and terminal values were then discounted to present value as of December 31, 2021 using discount rates ranging from 6.50% to 8.00%, which were based on an estimate of RPAI’s weighted average cost of capital, derived using the capital asset pricing model for the estimated cost of equity (which takes into account the risk-free rate, RPAI’s levered beta and the applicable equity market risk premium) and the estimated after-tax cost of debt of RPAI. From the resulting enterprise values, BofA Securities deducted estimated net debt and NCI of RPAI as of July 16, 2021 of $1,728 million, as provided by RPAI management, and divided the result by the 216.581 million fully diluted shares of RPAI common stock outstanding as of June 30, 2021, based on information provided by RPAI management.

Amending and restating the first full paragraph on page 78 as follows:

The overall low to high estimated calendar year 2022 EBITDA multiples observed for the selected publicly traded companies were 15.3x to 22.7x (with an average of 17.7x and a median of 17.1x), and the overall low to high estimated calendar year 2022 FFO multiples observed for the selected publicly traded companies were 12.4x to 22.1x (with an average of 15.7x and a median of 15.6x), respectively. Estimated financial data of the selected publicly traded companies were based on the publicly available research analysts’ estimates reviewed by BofA Securities, and estimated financial data of Kite Realty were based on the Kite Realty Forecasts.

Amending and restating the last paragraph beginning on page 78 as follows:

Discounted Cash Flow Analysis. BofA Securities performed a discounted cash flow analysis of Kite Realty to calculate the estimated present value of the stand-alone unlevered, after-tax free cash flows that Kite Realty was forecasted to generate during Kite Realty’s fiscal years 2022 through 2026 based on the Kite Realty Forecasts and the projected amounts of unlevered free cash flow prepared by BofA Securities and authorized for its use by Kite Realty, as described below under “Certain Unaudited Prospective Financial Information – Kite Realty Prospective Financial Information.” BofA Securities calculated terminal values for Kite Realty by applying terminal forward multiples of 14.0x to 18.0x to Kite Realty’s terminal year estimated EBITDA, which multiple range was selected based on BofA Securities’ professional judgment and experience and after taking into consideration, among other things, the observed historical trading range of Kite Realty common shares for the thirteen-year period from fiscal year 2008 through fiscal year 2020 and year to date through July 16, 2021 (prior to the issuance by RPAI and Kite Realty of a joint press release on July 19, 2021 announcing the execution of the Merger Agreement). The cash flows and terminal values were then discounted to present value as of December 31, 2021 using discount rates ranging from 6.50% to 8.00%, which were based on an estimate of Kite Realty’s weighted average cost of capital, derived using the capital asset pricing model for the estimated cost of equity (which takes into account the risk-free rate, Kite Realty’s levered beta and the applicable equity market risk premium) and the estimated after-tax cost of debt of Kite Realty. From the resulting enterprise values, BofA Securities deducted estimated net debt and NCI of Kite Realty as of July 16, 2021 of $1,119 million, as provided by Kite Realty management, and divided the result by the 88.140 million fully diluted Kite Realty common shares outstanding as of June 30, 2021, based on information provided by Kite Realty management.

Amending and restating the disclosure under “The Merger—Opinion of Kite Realty’s Financial Advisor—Other Factors” on page 79 as follows:

In rendering its opinion, BofA Securities also noted certain additional factors that were not considered part of BofA Securities’ material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•	historical trading prices of RPAI common stock and the Kite Realty common shares during the 52-week period ended July 16, 2021;

•	Wall Street research analyst price targets of RPAI common stock ranging between $11.00 and $14.00 per share and net asset value estimates of RPAI common stock ranging between $11.77 and ~~the~~ $14.92 per share;

•	Wall Street research analyst price targets of Kite Realty common shares ranging between $19.00 and $25.00 per share and net asset value estimates of Kite Realty common shares ranging between $18.61 and $25.70 per share; and

•	the potential pro forma financial effect of the Merger on Kite Realty’s FFO, which indicated that the Merger could be accretive to Kite Realty’s estimated FFO for fiscal year 2022.

The disclosure in the section entitled “The Merger—Opinion of RPAI’s Financial Advisor” beginning on page 81 of the joint proxy statement/prospectus is hereby amended by:

Amending and restating the last full paragraph on page 83 as follows:

In its analyses, Citi considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of RPAI and Kite Realty. No company, business or transaction reviewed is identical or directly comparable to RPAI or Kite Realty or the Merger, nor were individual multiples derived for each of the selected companies independently determinative of Citi’s views with respect to its selected public companies analyses, and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, business segments or transactions reviewed or the results from any particular analysis.

Amending and restating the disclosure under “The Merger—Opinion of RPAI’s Financial Advisor—Financial Analyses—Discounted Cash Flow Analyses” beginning on page 84 as follows:

RPAI. Citi performed a discounted cash flow analysis of RPAI by calculating the estimated present value of the unlevered, free cash flows that RPAI was expected to generate during the period from April 1, 2021 through December 31, 2026 based on the RPAI Forecasts. With respect to Citi’s discounted cash flow analysis of RPAI, unlevered free cash flow was calculated by taking EBITDA, adjusting for maintenance capital expenditures, tenant improvements and leasing commissions as well as straight line rent, changes in net working capital and investments in developments in progress. Citi calculated a range of terminal values of RPAI at the end of the forecast period ending December 31, 2026 by applying a one-year growth rate to the net operating income of RPAI during the final year of the forecast period and applying a selected range of terminal capitalization rates of 6.15% to 7.15% of terminal year NOI, which Citi chose based on relevant analyst views of RPAI’s capitalization rate and Citi’s professional judgment and experience. The forecasted unlevered free cash flows for RPAI and the derived terminal values were then discounted to present values, as of March 31, 2021, using discount rates ranging from 7.42% to 8.40% based upon an analysis of RPAI’s weighted average cost of capital, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment. The present value of unlevered free cash flows and the range of terminal values were then adjusted for net debt and non-controlling interests. Based on the above-described analysis, Citi derived a range of implied values per share for RPAI as of March 31, 2021 of $12.95 to $16.76, as compared to the implied transaction consideration of $12.98.

Kite Realty.   Citi performed a discounted cash flow analysis of Kite Realty on a standalone basis by calculating the estimated present value of the unlevered free cash flows that Kite Realty was expected to generate during the period from April 1, 2021 through December 31, 2026 based on the Kite Realty Forecasts. With respect to Citi’s discounted cash flow analysis of Kite Realty, unlevered free cash flow was calculated by taking EBITDA, adjusting for change in net working capital, maintenance capital expenditures, tenant improvements and leasing commissions as well as straight line rent, development and/or redevelopment spend, and amortization of in place leases. Citi calculated a range of terminal values of Kite Realty at the end of the forecast period ending December 31, 2026 by applying a one-year growth rate to the net operating income of Kite Realty during the final year of the forecast period and applying a selected range of terminal capitalization rates of 6.15% to 7.15% of terminal year NOI, which Citi chose based on relevant analyst views of Kite Realty’s capitalization rate and Citi’s professional judgment and experience. The forecasted unlevered free cash flows for Kite Realty and the derived terminal values were then discounted to present values, as of March 31, 2021, using discount rates ranging from 7.69% to 8.72% based upon an analysis of Kite Realty’s weighted average cost of capital, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment. The present value of unlevered free cash flows and the range of terminal values were then adjusted for net debt and non-controlling interests. Based on the above-described analysis, Citi derived a range of implied values per share for Kite Realty as of March 31, 2021 of $19.06 to $24.82.

Amending and restating the last bullet under “The Merger—Opinion of RPAI’s Financial Advisor—Financial Analyses—Certain Additional Information” on page 88 as follows:

•	the illustrative discounted cash flow analysis of the combined company (including synergies) with respect to the unlevered free cash flows that the combined company was expected to generate during the period from April 1, 2021 through December 31, 2026, (utilizing a selected range of terminal implied capitalization rates of 6.15% to 7.15%, which Citi chose based on relevant analyst views of Kite Realty’s capitalization rate and RPAI’s capitalization rate and Citi’s professional judgment and experience, and a selected range of discount rates of 7.42% to 8.40%), which resulted in a range of implied values per share for the combined company which, as of March 31, 2021, which based on an exchange ratio of 0.623x, resulted in an implied value per RPAI common stock of $13.07 to $16.73 as compared to a stand-alone value of RPAI common stock under the discounted cash flow analysis of $12.95 to $16.76.

The disclosure in the section entitled “The Merger—Litigation Relating to the Merger” on page 103 of the joint proxy statement/prospectus is hereby amended by:

Amending and restating the first paragraph of the above referenced section on page 103 as follows:

Beginning on August 27, 2021, two purported RPAI stockholders filed substantially similar complaints against RPAI and the members of the RPAI Board in the United States District Court for the Southern District of New York. One of these complaints also names Kite Realty and Merger Sub as defendants. The complaints are captioned as follows: Wang v. Retail Properties of America, Inc. et al., No. 1:21-cv-07237 (S.D.N.Y. filed August 27, 2021); and Hopkins v. Retail Properties of America, Inc. et al., No. 1:21-cv-07324 (S.D.N.Y. filed August 31, 2021). The complaints variously assert, among other things, claims under Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against RPAI and the members of the RPAI Board and claims under Section 20(a) of the Exchange Act against the members of the RPAI Board (and, in one case, Kite Realty and Merger Sub) for allegedly causing a materially incomplete and misleading registration statement on Form S-4 to be filed on August 23, 2021 with the SEC. Among other remedies, the plaintiffs seek to enjoin the Merger. Three additional lawsuits were filed against RPAI and the members of the RPAI Board between September 14, 2021 and October 7, 2021 under the captions Callebs v. Retail Properties of America, Inc. et al., No. 1:21-cv-07593 (S.D.N.Y. filed September 10, 2021); Sheridan v. Retail Properties of America, Inc., et al., No. 1:21-cv-04066-SCJ (N.D.Ga. filed October 1, 2021); and Whitfield v. Retail Properties of America, Inc. et al., No. 2:21-cv-04390 (E.D.Pa. filed October 6, 2021), which are substantially similar to the other two complaints. Also, on September 15, 2021, a purported Kite Realty shareholder filed a complaint against Kite Realty and the members of the Kite Realty Board in the United States District Court for the Eastern District of New York, captioned as follows: Gentry v. Kite Realty Group Trust et al., No. 1:21-cv-05142 (E.D.N.Y. filed September 15, 2021). The complaint asserts substantially similar claims under Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 as the other complaints against RPAI and the RPAI Board. It is possible additional lawsuits may be filed against RPAI, Kite Realty and/or their respective boards before the consummation of the Merger.

—END OF SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS—

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act with respect to the proposed transaction between Kite Realty and RPAI. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Currently, one of the most significant factors that could cause actual future events and results of Kite Realty, RPAI and the combined company to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19 pandemic”), including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of Kite Realty and RPAI and their tenants, the real estate market and the global economy and financial markets. The effects of the COVID-19 pandemic have caused and may continue to cause many of Kite Realty’s and RPAI’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore has and will continue to impact Kite Realty and RPAI significantly for the foreseeable future.

Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that Kite Realty shareholders and/or RPAI stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that RPAI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (iv) unexpected costs or liabilities relating to the proposed transaction; (v) litigation relating to the proposed transaction that has been or may in the future be instituted against Kite Realty or RPAI or their respective trustees, directors or officers and the resulting expense or delay; (vi) the risk that disruptions caused by or relating to the proposed transaction will harm Kite Realty’s or RPAI’s business, including current plans and operations; (vii) the ability of Kite Realty or RPAI to retain and hire key personnel; (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction; (ix) risks relating to the market value of the Kite Realty common shares to be issued in the proposed transaction; (x) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; (xii) general economic and market developments and conditions; (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact Kite Realty’s or RPAI’s ability to pursue certain business opportunities or strategic transactions; (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Kite Realty and RPAI described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Kite Realty and RPAI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Kite Realty nor RPAI gives any assurance that either Kite Realty or RPAI will achieve its expectations.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to a proposed transaction between Kite Realty and RPAI. In connection with the proposed transaction, Kite Realty has filed a registration statement on Form S-4 with the SEC, which includes the joint proxy statement/prospectus. The joint proxy statement/prospectus has been sent to all Kite Realty shareholders and all RPAI stockholders. Each party also has filed other documents and may file additional documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF KITE REALTY AND INVESTORS AND SECURITY HOLDERS OF RPAI ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Kite Realty shareholders and RPAI stockholders may obtain free copies of the joint proxy statement/prospectus and other documents that are filed or will be filed with the SEC by Kite Realty or RPAI through the website maintained by the SEC at www.sec.gov. The documents filed by Kite Realty with the SEC also may be obtained free of charge at Kite Realty’s investor relations website at http://ir.kiterealty.com/ or upon written request to Investor Relations, Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204. The documents filed by RPAI with the SEC also may be obtained free of charge at RPAI’s website at www.rpai.com under the heading Invest or upon written request to Investor Relations, Retail Properties of America, Inc., 2021 Spring Road, Suite 200, Oak Brook, IL 60523, or IR@rpai.com.

Participants in the Solicitation

Kite Realty and RPAI and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from Kite Realty’s shareholders and RPAI’s stockholders in connection with the proposed transaction. Information about Kite Realty’s trustees and executive officers and their ownership of Kite Realty’s common shares and units of limited partnership interest of Kite Realty Group, L.P. and about RPAI’s directors and executive officers and their ownership of RPAI’s common stock is set forth in the joint proxy statement/prospectus. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of the joint proxy statement/prospectus as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 30, 2021	By:	/s/ Heath R. Fear

Heath R. Fear
Executive Vice President and Chief Financial Officer

KITE REALTY GROUP, L.P.

	By:	Kite Realty Group Trust, its sole general partner

Date: November 30, 2021	By:	/s/ Heath R. Fear

Heath R. Fear
Executive Vice President and Chief Financial Officer